                                                                    EXHIBIT 99.2

                             SECTION 906 CERTIFICATION

                            CERTIFICATION OF PRESIDENT
             OF EAGLE EXPLORATION COMPANY PURSUANT TO 18 U.S.C.ss.1350

     I, Raymond N. Joeckel, certify that:

     In connection  with the Annual  Report on Form 10-KSB of Eagle  Exploration
Company  (the  "Company")  for the year ended  March 31,  2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond
N. Joeckel, President of the Company, certify, pursuant to 18 U.S.C.ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   the Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                          /s/ Raymond N. Joeckel
                                          ------------------------------------
                                          Name: Raymond N. Joeckel
                                          Title:      President
                                          Date: June 26, 2003